June 2022

Star Equity Holdings

A Diversified Holding Company with a Private Equity Strategy

Investment Highlights

Common Stock *(Nasdaq: STRR)*:
Stock Price* [1]*: $1.03
15.1 million shares outstanding [2]

Series A Preferred Stock *(Nasdaq: STRRP)*:
Stock Price [1]: $9.89
1.92 million shares outstanding [2]
10% annual cash dividend

(1) 5/31/22 closing price.
(2) As of 5/31/22.

- Diversified holding company with three divisions
- Operating divisions are led by local management; corporate HQ functions like a private equity firm and manages Investments division
- In 2021, closed sale of non-continuing healthcare businesses for over $20 million
- 3/31/22 cash & cash equivalents balance of $15.0 million; well-positioned to pursue acquisitions
- Tax-efficient Series A 10% Preferred Stock (non-convertible) issued Sept. 2019 in an acquisition

Financial Highlights

(FY 2021 vs. FY 2020) [(1)]	(Q1 2022 vs. Q1 2021) [(1)]
$106.6M Consolidated Revenue *+36.3%*	**$25.1M** Consolidated Revenue +12.1%
$6.9M Consolidated Gross Profit *+77.6%*	**$4.7M** Consolidated Gross Profit +51.5%
$4.5M Cash & cash equivalents As of 12/31/21	**$15.0M** Cash & cash equivalents As of 3/31/22

(1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. ("DMS Health"), a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, which encompass Digirad Health (Diagnostic Services and Diagnostic Imaging), Star Modular Construction, and Star Investments and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities are reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Star Equity currently has three divisions:



Digirad

HEALTHCARE

Diagnostic Imaging

Across the USA

Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Across the USA

Offers mobile imaging services to medical providers in their facilities



CONSTRUCTION

KBS

Maine/New England

Designs and manufactures modular housing units

Commercial and residential projects

EBGL

Minneapolis-area

Designs and manufactures wall panels and engineered wood products

Distributes building materials and operates a professional lumber yard and showroom

Commercial and residential projects



KBS

INVESTMENTS

Real Estate

Owns, manages, and finances real estate assets of Star Equity's operating companies

Investments

Strategic investments in potential acquisition targets or JVs for Star Equity

Differentiated Corporate Strategy and Structure

OPERATING CEOs

- Manage Operating Businesses
- Develop Organic Growth Opportunities
- Pursue Bolt-on Acquisitions

CURRENT OPERATING BUSINESSES

Healthcare

Construction

(bolt-on acquisitions to expand existing divisions)

FUTURE OPERATING BUSINESSES

Future Acquisition 1

Future Acquisition 2

Future Acquisition 3

(future acquisitions to create new business divisions)

Corp-Level Management

- Capital Allocation
- Strategic Leadership & Oversight
- Assist Operating Management Teams
- Restructurings & Turnarounds
- Mergers, Acquisitions, & Dispositions
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Compliance & Legal
- Manage Investments Division

Investments

Similar to Private Equity with Key Distinctions

1. Looking for accretive bolt-ons and/or new verticals
2. Willing and able to pursue both private and public acquisition targets, including through activism
3. Flexible deal structuring: able to use mix of cash, debt, common, preferred
4. Open-ended investment time horizon allows for flexible holding periods
5. Long-term relationship/ partnership mentality rather than transactional
6. Investment partners — Star Equity shareholders — do not pay any fees and have instant liquidity

Contacts

Star Equity Holdings
Jeffrey E. Eberwein, Executive Chairman
admin@starequity.com

Investor Relations
Lena Cati, The Equity Group Inc.
212-836-9611 / lcati@equityny.com

Fully Funded and Positioned for Growth

Recent action taken to strengthen balance sheet

- Sold **DMS Health Technologies, Inc.** business unit **for $18.8 million;** transaction closed on March 31, 2021
- **MD Office Solutions ("MDOS"),** a small regional operation in Northern California, was sold on February 1, 2021 **for $1.4 million**
- Completed a **$2.1 million private placement** in December 2021 to help remove overhang of accumulated and unpaid preferred stock dividends
- Completed a **$14.3 million public offering** in January 2022 to support working capital needs, fund growth in Construction division, and target acquisition opportunities

Proceeds to fund:

- Organic Growth Opportunities
- Acquisitions

Acquisition Strategy

Targets: public or private companies

- **Market cap of $5-50M** and more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** as a percentage of revenue that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial** performance
- **Bolt-ons** for existing platform businesses or **create new** divisions
- Businesses with **growth potential and strong operating management teams**

Synergies:

- Operating management teams freed up to **maximize operations and pursue growth opportunities**
- Sharing certain corporate functions will **reduce corporate overhead costs**
- **Lower cost of capital**
- **Better access to capital**
- **Better capital allocation**